                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 4 to the Registration Statement No. 333-75616 on Form N-4 (the "Registration Statement") of our report dated February 10, 1997 relating to the financial statements of Separate Account Nos. 195, 197, and 198 of The Equitable Life Assurance Society of the United for the year ended December 31, 1996, and our report dated February 10, 1997 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Experts" in the Prospectus.


/s/ Price Waterhouse LLP
------------------------
    Price Waterhouse LLP
    New York, New York
    April 30, 1997

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 33-75616) of The Equitable Life Assurance Society of the United States of our reports relating to the following funds established under the Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans:

FUND							REPORT DATE

Lifecycle Fund Group Trust - Conservative               April 10, 1997

Lifecycle Fund Group Trust - Moderate                   April 10, 1997

S&P 500 Flagship Fund and S&P 500 Index Fund
with Futures (Combined Financial Statements)            March 10, 1997

Russell 2000 Fund and Russell 2000
Non-Lending Fund (Combined Financial Statements)        March 26, 1997

Daily EAFE Fund and Daily EAFE Fund
Non-Lending (Combined Financial Statements)             April 10, 1997

Daily Government/Corporate Bond Fund                    March 10, 1997

Short Term Investment Fund                              March 3, 1997

We also consent to the references to us relating to the funds listed above appearing under the headings "Selected Financial Data" and "Experts" in the Prospectus constituting part of this Registration Statement.


/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
Boston, Massachusetts
April 29, 1997